UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
COINBASE GLOBAL, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Please Vote! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V44792-P09237 COINBASE GLOBAL, INC. C/O BROADRIDGE FINANCIAL SOLUTIONS POST OFFICE BOX 9112 FARMINGDALE, NY 11735-9544 COINBASE GLOBAL, INC. 2024 Annual Meeting of Stockholders Vote by June 13, 2024 11:59 p.m. Eastern Time You own shares of COINBASE GLOBAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 14, 2024. Virtually at: www.virtualshareholdermeeting.com/COIN2024 Get informed before you vote View the Notice, Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 31, 2024. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Annual Meeting of Stockholders* June 14, 2024 10:00 a.m. Pacific Time

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V44793-P09237 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For All Nominees: 01) Brian Armstrong 02) Marc L. Andreessen 03) Frederick Ernest Ehrsam III 04) Kelly A. Kramer 05) Tobias Lütke 06) Gokul Rajaram 07) Fred Wilson 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024. For NOTE: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.